                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):         June 27, 2000
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                        KEYCORP STUDENT LOAN TRUST 1999-A
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             (Exact Name of Registrant as Specified in its Charter)



                    New York                                  333-58073-01                            36-7238740
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(State or Other Jurisdiction of Incorporation)         (Commission File Number)          (I.R.S. Employer Identification No.)





c/o KeyBank USA, National Administration as Administrator, 800 Superior Avenue, Attn: M. Frances Byrd, Cleveland, Ohio 44114
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                                                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:       (216) 828-9357
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                             Exhibit Index on Page 4
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 Item 5.  OTHER EVENTS



On June 27, 2000, the KeyCorp Student Loan Trust 1999-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Certificates and Floating Rate Asset Backed Notes and distributed the Certificateholder's Statement and Noteholder's Statement, filed herewith as Exhibits to this Form 8-K, to Certificateholders and Noteholders of record, respectively.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Certificateholder's Statement and Noteholder's Statement reflecting the Trust's activities for the period ending May 31, 2000, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.


Item 7.     EXHIBITS

Exhibit 99(a) -      Certificateholder's Statement

Exhibit 99(b) -      Noteholder's Statement




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 27, 2000




                                                       KeyCorp Student Loan Trust 1999-A,


                                                       By:      Bank One, National Association,
                                                                fka The First National Bank of Chicago,
                                                                not in its individual capacity but solely as Eligible
                                                                Lender Trustee on behalf of the Trust



                                                       By:                 /S/ JEFFREY L. KINNEY
                                                                ----------------------------------------------------------------
                                                                           Jeffrey L. Kinney
                                                                           Vice President




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                                  EXHIBIT INDEX





Exhibit



99(a)    Certificateholder's Statement                                   5

99(b)    Noteholder's Statement                                          7







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